UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2008

American Woodmark Corporation®

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American Woodmark Corporation

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2008, the Company’s Board of Directors approved the amendment and restatement of the Company’s Bylaws effective as of that date.  RESOLVED, that the first sentence of Article ll, Section 2, of the Bylaws is hereby amended to read as follows:

                The number of directors of the Corporation shall be nine.

A copy of the Company’s Bylaws as amended and restated May 22, 2008 is filed as an exhibit to this report and is incorporated in response to this Item by reference thereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

3.2	The Registrant’s amended and restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION

(Registrant)

/s/ JONATHAN H. WOLK	/s/ KENT B. GUICHARD
Jonathan H. Wolk Vice President and Chief Financial Officer	Kent B. Guichard President & Chief Executive Officer

Date: May 28, 2008	Date: May 28, 2008
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	The Registrant’s amended and restated Bylaws.